Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment (this “Amendment”) is made as of November 14, 2012, effective as of June 27, 2012, by and among CHASE CORPORATION, a Massachusetts corporation (a “Borrower”, or the “Chase Borrower”), NEPTCO INCORPORATED, a Rhode Island corporation (a “Borrower”, or the “NEPTCO Borrower”, and together with the Chase Borrower, the “Borrowers”), the Lenders (as defined in the Credit Agreement), and BANK OF AMERICA, N.A., as Administrative Agent, Swingline Lender and L/C Issuer.

RECITALS

A.                                    The Borrowers, the Guarantors, the Administrative Agent and the Lenders entered into a Credit Agreement dated as of June 27, 2012 (the “Loan Agreement”), providing for revolving loans by the Lenders to the Borrowers and for various term loans by the Lenders to the Borrowers.  Capitalized terms used herein without definition shall have the meanings assigned to them in the Loan Agreement.

B.                                    The parties desire to amend the Loan Agreement in certain respects effective as of June 27, 2012.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                                      Amendment to Loan Agreement.

(a)                                 Effective as of June 27, 2012, the definition of “Measurement Period” in Section 1.01 of the Loan Agreement is amended by deleting such definition and substituting the following therefor:

“Measurement Period” means, at any date of determination, the most recently completed four (4) fiscal quarters of the Chase Borrower.”

2.                                      No Further Amendments.  Except as specifically amended hereby, the Loan Agreement shall remain otherwise unmodified and in full force and effect and is hereby ratified and affirmed in all respects.

3.                                      Certain Representations of the Borrower.  As a material inducement to the Lenders to enter into this Amendment, the Borrowers represent and warrants to the Lenders, after giving effect to this Amendment, as follows:

(a)              The execution and delivery of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrowers and will not violate any provision of law, any order, judgment or decree of any court or other agency of government, or the articles or by-laws of any Borrower or any indenture, agreement or other instrument to which any Borrower is bound, or be in conflict with, or result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of any Borrower pursuant to, any such indenture, agreement or instrument.

(b)              The representations and warranties contained in the Loan Agreement are true and correct in all material respects on and as of the date of this Amendment as though made at and as of such date (except to the extent that such representations and warranties expressly relate to an earlier date or except to the extent variations therefrom have been permitted under the terms of the Loan Agreement or otherwise permitted in writing by the Lenders).  No material adverse change has occurred in the assets, liabilities, financial condition, business or prospects of the Borrowers from that disclosed in the annual certified financial statements most recently furnished to the Lenders.  No event of default or condition or event that, but for the requirement that time elapse or notice be given or both, would constitute an event of default, has occurred or is continuing.

(c)               This Amendment constitutes the legal, valid and binding obligation of the Borrowers, enforceable against the Borrowers in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right thereunder.

4.                                      Conditions.  The willingness of the Lenders to agree to the foregoing is subject to the following conditions:

(a)              The Borrowers and the Guarantors shall have executed and delivered to the Lenders (or shall have caused to be executed and delivered to the Lenders by the appropriate persons) the following:

(i)  This Amendment and

(ii)  Such other supporting documents and certificates as the Lenders or their counsel may reasonably request.

(b)              All legal matters incident to the transactions contemplated hereby shall be satisfactory to counsel for the Lenders.

5.                   Miscellaneous.

(a)              This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

(b)              This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement.

IN WITNESS WHEREOF, the Lenders and the Borrowers have caused this Amendment to be duly executed as a sealed instrument by their duly authorized representatives, all as of the date and year first above written.

CHASE CORPORATION

By:
Name:
Title:

NEPTCO INCORPORATED

By:
Name:
Title:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swingline Lender

By:
Name:
Title:

:	RBS CITIZENS, N.A., as a Lender

By:
Name:
Title:

ACKNOWLEDGMENT OF GUARANTORS

In connection with the Loan Agreement as amended hereby, the Guarantors each hereby (a) consent and agree to all of the terms and conditions of the Loan Agreement as amended hereby and of the other documents executed in connection therewith, (b) ratifies and reaffirms all of the terms and provisions of Loan Agreement and each of the other Loan Documents to which such Guarantor is a party, and (c) acknowledges and agrees that the indebtedness, liabilities and obligations of the Borrowers to the Lenders which such Guarantor has guaranteed under the Loan Agreement includes, without limitation, all of the indebtedness of the Borrowers to the Lenders under the Loan Agreement as amended hereby.

IN WITNESS WHEREOF, the Guarantors have caused this Amendment to be duly executed as a sealed instrument by their duly authorized representatives, all as of the date and year first above written.

GUARANTORS:	CAPITAL SERVICES OF NEW YORK, INC.

By:
Name:
Title:

C.I.M. INDUSTRIES INC.

By:
Name:
Title:

CHASE FACILE, INC.

By:
Name:
Title:

NEPTCO HOLDINGS, INC.

By:
Name:
Title:

CHASE CORPORATION

By:
Name:
Title:

NEPTCO INCORPORATED

By:
Name:
Title: